UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

KITE REALTY GROUP TRUST

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! KITE REALTY GROUP TRUST 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ETKITE REALTY GROUP TRUST 30 SOUTH MERIDIAN STREET SUITE 1100 INDIANAPOLIS, IN 46204D36399-P52030You invested in KITE REALTY GROUP TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to April 28, 2021. If you want to receive a copy of the proxy materials, you must request one. To request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVote in Person at the Meeting* May 12, 2021 9:00 AM EDT30 S. Meridian Street Indianapolis, IN 46204*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Trustees **Nominees:** 1a. John A. Kite	For
1b. William E. Bindley	For
1c. Derrick Burks	For
1d. Victor J. Coleman	For
1e. Lee A. Daniels	For
1f. Christie B. Kelly	For
1g. David R. O'Reilly	For
1h. Barton R. Peterson	For
1i. Charles H. Wurtzebach	For
1j. Caroline L. Young	For
2. Advisory vote on executive compensation.	For
3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2021.	For

NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER SUBMITTING THIS PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

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